UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07897

MUNDER SERIES TRUST II

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG	JANE KANTER
480 PIERCE STREET	DECHERT LLP
BIRMINGHAM, MICHIGAN 48009	1775 I STREET, N.W.
WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

ANNUAL REPORT
June 30, 2010

Munder Healthcare Fund
Class Y, A, B, C, K & R Shares

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The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
19	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in health care-related securities, particularly within the pharmaceuticals industry, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Investors should also note that the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of June 30, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Manager: Michael Gura

Like the other sectors of the stock market, the health care sector had strong performance during the first nine months of the Fund’s fiscal year ended June 30, 2010, but negative returns for the April through June time period. For the year as a whole, the Fund posted a 6.32% return, lagging the 11.37% return for its S&P North American Health Care Sector Indextm benchmark and the 11.75% median return for the Lipper universe of health/biotechnology mutual funds.

An overweight in health care services stocks had a positive impact on the Fund’s relative performance for the year ended June 30, 2010, as did the strong performance of holdings in the Fund’s health care distributors segment. AmerisourceBergen Corp. (1.7%) was the driver of relative strength in that segment of the Fund. Other stocks that made a positive contribution to the Fund’s relative performance for the year included Amedisys, Inc. (0.5%) and Catalyst Health Solutions, Inc. (1.1%) in the health care services segment, and Ilumina, Inc. (0.3%) in the life sciences tools & services segment of the Fund.

The biotechnology, health care equipment and pharmaceuticals segments of the Fund had the most negative impact on relative performance for the year. Gilead Sciences, Inc. (2.9%) was the primary detractor from relative strength in the Fund’s biotechnology segment, while Baxter International, Inc. (1.8%) and Intuitive Surgical, Inc. (0.7%) were largely responsible for the lagging performance of the Fund’s health care equipment holdings. Intuitive Surgical, which experienced significant strength earlier in the fiscal year, was added to the Fund in October 2009. Although it generated a 25% return for the period during which it was held in the Fund, it detracted from relative returns for the year as a whole. Among the Fund’s pharmaceuticals holdings, the positive contribution to relative performance from an underweight in Pfizer, Inc. (3.9%) was more than offset by the negative impact of an underweight in Merck & Co., Inc. (5.2%) and the lack of a position in Perrigo & Co.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P North American Health Care Sector Indextm is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded securities in the health care sector. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of health/biotechnology funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Healthcare Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10(1)
					S&P North	Lipper
					American	Health/
				S&P	Health Care	Biotechnology
Class and	With		Without	500®	Sector	Funds
Inception Date	Load		Load	Index*	Indextm*	Median**

CLASS Y 12/31/96	N/A		$8,104	$8,519	$11,421	$11,461

CLASS A 2/14/97	$7,467	#	$7,902	$8,519	$11,421	$11,461

CLASS B 1/31/97	N/A		$7,442	$8,519	$11,421	$11,461

CLASS C 1/13/97	N/A		$7,332	$8,519	$11,421	$11,461

CLASS K 4/1/97	N/A		$7,902	$8,519	$11,421	$11,461

CLASS R 7/29/04	N/A		$10,422	$10,563	$12,075	$11,888

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P North American Health Care Sector Indextm is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded securities in the health care sector. Index since inception comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Health/Biotechnology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/31/96	N/A		6.32%	N/A		(1.46)%	N/A		(2.08)%	N/A		6.49%

CLASS A 2/14/97	0.18%	#	6.03%	(2.81)%	#	(1.71)%	(2.88)%	#	(2.33)%	4.88%	#	5.32%

CLASS B 1/31/97	0.28%	†	5.28%	(2.83)%	†	(2.44)%	N/A		(2.91)%	N/A		5.04%

CLASS C 1/13/97	4.23%	†	5.23%	N/A		(2.44)%	N/A		(3.06)%	N/A		5.15%

CLASS K 4/1/97	N/A		6.03%	N/A		(1.71)%	N/A		(2.33)%	N/A		6.79%

CLASS R 7/29/04	N/A		5.76%	N/A		(1.96)%	N/A		N/A	N/A		0.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares for the fiscal year ended 6/30/09 , restated to reflect a change in the investment advisory fee effective July 1, 2010, were 1.82%, 2.08%, 2.83%, 2.83%, 2.08% and 2.33%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-2002 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s former Sub-Advisor made a capital contribution to the Fund during the 2004 calendar year. Total returns would have been lower if Munder Capital Management or the Sub-Advisor had not limited expenses or made capital contributions during those periods.

#	Reflects the deduction of the maximum sales charge of 5.5% for Class A Shares.

†	Based on the declining sales charge (CDSC) schedule described in the prospectus.

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Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense
	1/1/10	6/30/10	1/1/10-6/30/10(1),(2)	Ratio(2)

Actual
Class Y	$1,000.00	$910.74	$9.66	2.04%
Class A	$1,000.00	$909.17	$10.84	2.29%
Class B	$1,000.00	$905.88	$14.41	3.05%
Class C	$1,000.00	$905.79	$14.36	3.04%
Class K	$1,000.00	$909.43	$10.84	2.29%
Class R	$1,000.00	$908.28	$11.97	2.53%
Hypothetical
Class Y	$1,000.00	$1,014.68	$10.19	2.04%
Class A	$1,000.00	$1,013.44	$11.43	2.29%
Class B	$1,000.00	$1,009.67	$15.20	3.05%
Class C	$1,000.00	$1,009.72	$15.15	3.04%
Class K	$1,000.00	$1,013.44	$11.43	2.29%
Class R	$1,000.00	$1,012.25	$12.62	2.53%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

(2)	Effective 7/1/10, Munder Capital Management reduced the investment advisory fee for the Fund to 0.80% of the first $250 million of average daily net assets; and 0.75% of average daily net assets in excess of $250 million. If this arrangement had been in place during the one-half year period ended 6/30/10, expenses paid on an actual $1,000 investment during the period would have been $8.72, $9.89, $13.47, $13.42, $9.89 and $11.02 for Class Y, A, B, C, K and R Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $9.20, $10.44, $14.21, $14.16, $10.44 and $11.63 for Class Y, A, B, C, K and R Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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x

Munder Healthcare Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 99.8%
Health Care — 99.8%
Biotechnology — 16.1%
11,125	Alexion Pharmaceuticals Inc †	$569,489
42,935	Amgen Inc †	2,258,381
7,420	Biogen Idec Inc †	352,079
29,120	Celgene Corp †	1,479,878
6,805	Cephalon Inc †	386,184
5,670	Dendreon Corp †	183,311
11,135	Genzyme Corp †	565,324
39,380	Gilead Sciences Inc †	1,349,946
7,660	Human Genome Sciences Inc †	173,576
8,505	Vertex Pharmaceuticals Inc †	279,814

		7,597,982

Health Care Distributors — 4.9%
25,430	AmerisourceBergen Corp	807,403
6,105	Cardinal Health Inc	205,189
15,465	McKesson Corp	1,038,629
9,105	Patterson Cos Inc	259,766

		2,310,987

Health Care Equipment — 18.2%
20,875	Baxter International Inc	848,360
5,315	Becton Dickinson and Co	359,400
32,650	Boston Scientific Corp †	189,370
1,065	CareFusion Corp †	24,175
4,360	CR Bard Inc	338,031
4,790	Edwards Lifesciences Corp †	268,336
7,120	Hill-Rom Holdings Inc	216,661
12,000	Hospira Inc †	689,400
8,335	IDEXX Laboratories Inc †	507,601
1,005	Intuitive Surgical Inc †	317,198
8,620	Kinetic Concepts Inc †	314,716
41,125	Medtronic Inc	1,491,604
5,270	ResMed Inc †	320,469
15,325	Sirona Dental Systems Inc †	533,923
14,530	St Jude Medical Inc †	524,388
16,265	Stryker Corp	814,226
2,320	Thoratec Corp †	99,134

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment (Continued)
10,060	Varian Medical Systems Inc †	$525,937
3,700	Zimmer Holdings Inc †	199,985

		8,582,914

Health Care Facilities — 4.0%
18,435	Community Health Systems Inc †	623,287
70,695	Health Management Associates Inc, Class A †	549,300
22,745	Healthsouth Corp †	425,559
3,600	LifePoint Hospitals Inc †	113,040
4,865	Universal Health Services Inc, Class B	185,600

		1,896,786

Health Care Services — 11.2%
5,540	Amedisys Inc †	243,594
14,895	Catalyst Health Solutions Inc †	513,877
2,720	DaVita Inc †	169,837
8,965	Emergency Medical Services Corp, Class A †	439,554
33,365	Express Scripts Inc †	1,568,822
1,250	HMS Holdings Corp †	67,775
3,145	Laboratory Corp of America Holdings †	236,976
11,832	Lincare Holdings Inc †	384,658
24,910	Medco Health Solutions Inc †	1,372,043
2,165	Mednax Inc †	120,396
2,810	Quest Diagnostics Inc/DE	139,854

		5,257,386

Health Care Supplies — 0.4%
5,355	Cooper Cos Inc/The	213,075

Health Care Technology — 0.6%
3,135	Cerner Corp †	237,915
2,180	MedAssets Inc †	50,315

		288,230

Life Sciences Tools & Services — 6.5%
44,405	Bruker Corp †	539,965
2,790	Illumina Inc †	121,449
5,105	Life Technologies Corp †	241,211
3,710	Mettler-Toledo International Inc †	414,147

See Notes to Financial Statements.

Shares		Value(a)

Health Care (Continued)
Life Sciences Tools & Services (Continued)
23,305	Thermo Fisher Scientific Inc †	$1,143,110
9,150	Waters Corp †	592,005

		3,051,887

Managed Health Care — 7.1%
11,915	Aetna Inc	314,318
12,480	CIGNA Corp	387,629
15,060	Humana Inc †	687,790
43,197	UnitedHealth Group Inc	1,226,795
15,070	WellPoint Inc †	737,375

		3,353,907

Pharmaceuticals — 30.8%
47,885	Abbott Laboratories	2,240,060
9,800	Allergan Inc/United States	570,948
64,570	Bristol-Myers Squibb Co	1,610,376
42,535	Eli Lilly & Co	1,424,922
5,995	Endo Pharmaceuticals Holdings Inc †	130,811
42,810	Johnson & Johnson	2,528,359
69,416	Merck & Co Inc	2,427,478
2,860	Mylan Inc/PA †	48,734
129,452	Pfizer Inc	1,845,986
4,670	Teva Pharmaceutical Industries Ltd, ADR	242,793
3,115	Valeant Pharmaceuticals International †	162,883
16,290	Vivus Inc †	156,383
20,490	Warner Chilcott PLC, Class A †	468,197
15,870	Watson Pharmaceuticals Inc †	643,846

		14,501,776

TOTAL COMMON STOCKS
(Cost $45,586,287)		47,054,930

INVESTMENT COMPANY SECURITY — 0.4%
(Cost $188,906)
188,906	State Street Institutional Liquid Reserves Fund	188,906

TOTAL INVESTMENTS
(Cost $45,775,193)	100.2%	47,243,836
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(110,888)

NET ASSETS	100.0%	$47,132,948

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2010 (continued)

†	Non-income producing security.

(a)	As of June 30, 2010, the values of the securities of the Fund were determined based on level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

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Munder Healthcare Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$47,243,836
Dividends receivable	57,317
Receivable for investment securities sold	982,392
Receivable for Fund shares sold	1,527
Prepaid expenses and other assets	88,142

Total Assets	48,373,214

LIABILITIES:
Payable for investment securities purchased	917,910
Payable for Fund shares redeemed	102,187
Trustees’ fees and expenses payable	117,584
Transfer agency/record keeping fees payable	42,508
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	18,602
Administration fees payable	6,866
Custody fees payable	1,358
Investment advisory fees payable	1,306
Shareholder servicing fees payable — Class K Shares	14
Accrued expenses and other payables	31,931

Total Liabilities	1,240,266

NET ASSETS	$47,132,948

Investments, at cost	$45,775,193

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(74,443)
Accumulated net realized loss on investments sold	(129,782,725)
Net unrealized appreciation of investments	1,468,643
Par value	2,225
Paid-in capital	175,519,248

$47,132,948

NET ASSETS:
Class Y Shares	$3,116,216

Class A Shares	$29,754,266

Class B Shares	$3,950,461

Class C Shares	$10,209,005

Class K Shares	$51,359

Class R Shares	$51,641

SHARES OUTSTANDING:
Class Y Shares	138,215

Class A Shares	1,363,533

Class B Shares	200,231

Class C Shares	517,959

Class K Shares	2,357

Class R Shares	2,403

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$22.55

CLASS A SHARES:
Net asset value and redemption price per share	$21.82

Maximum sales charge	5.50%
Maximum offering price per share	$23.09

CLASS B SHARES:
Net asset value and offering price per share*	$19.73

CLASS C SHARES:
Net asset value and offering price per share*	$19.71

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$21.79

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$21.49

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Dividends(a)	$891,105
Other income	25,533

Total Investment Income	916,638

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	86,549
Class B Shares	53,725
Class C Shares	117,876
Class R Shares	273
Shareholder servicing fees:
Class K Shares	153
Investment advisory fees	550,550
Transfer agency/record keeping fees	245,205
Administration fees	92,235
Printing and mailing fees	64,729
Trustees’ fees and expenses	63,995
Registration and filing fees	63,318
Legal and audit fees	30,032
Custody fees	24,527
Other	22,270

Total Expenses	1,415,437

NET INVESTMENT LOSS	(498,799)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	1,883,881
Net change in unrealized appreciation/(depreciation) of securities	2,340,751

Net realized and unrealized gain on investments	4,224,632

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,725,833

(a)	Net of foreign withholding taxes of $1,316.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment loss	$(498,799)	$(422,080)
Net realized gain/(loss) from security transactions	1,883,881	(3,891,842)
Net change in net unrealized appreciation/(depreciation) of securities	2,340,751	(7,018,003)

Net increase/(decrease) in net assets resulting from operations	3,725,833	(11,331,925)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	515,127	(833,179)
Class A Shares	(6,608,764)	(4,091,765)
Class B Shares	(2,809,662)	(4,999,527)
Class C Shares	(2,036,199)	(2,714,671)
Class K Shares	(27,307)	—
Class R Shares	3,083	22,433
Short-term trading fees	—	354

Net decrease in net assets	(7,237,889)	(23,948,280)
NET ASSETS:
Beginning of year	54,370,837	78,319,117

End of year	$47,132,948	$54,370,837

Accumulated net investment loss	$(74,443)	$(47,356)

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$966,078	$279,091
Redeemed	(450,951)	(1,112,270)

Net increase/(decrease)	$515,127	$(833,179)

Class A Shares:
Sold*	$2,373,893	$4,578,354
Redeemed	(8,982,657)	(8,670,119)

Net decrease	$(6,608,764)	$(4,091,765)

Class B Shares:
Sold	$141,884	$369,762
Redeemed*	(2,951,546)	(5,369,289)

Net decrease	$(2,809,662)	$(4,999,527)

Class C Shares:
Sold	$211,724	$551,199
Redeemed	(2,247,923)	(3,265,870)

Net decrease	$(2,036,199)	$(2,714,671)

Class K Shares:
Sold	$—	$—
Redeemed	(27,307)	—

Net decrease	$(27,307)	$—

Class R Shares:
Sold	$36,398	$23,677
Redeemed	(33,315)	(1,244)

Net increase	$3,083	$22,433

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	41,323	13,107
Redeemed	(18,728)	(50,248)

Net increase/(decrease)	22,595	(37,141)

Class A Shares:
Sold*	103,241	227,227
Redeemed	(391,328)	(409,613)

Net decrease	(288,087)	(182,386)

Class B Shares:
Sold	6,615	18,590
Redeemed*	(141,819)	(288,989)

Net decrease	(135,204)	(270,399)

Class C Shares:
Sold	9,692	28,439
Redeemed	(107,342)	(167,649)

Net decrease	(97,650)	(139,210)

Class K Shares:
Sold	—	—
Redeemed	(1,231)	—

Net decrease	(1,231)	—

Class R Shares:
Sold	1,614	1,167
Redeemed	(1,376)	(64)

Net increase	238	1,103

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$21.21	$24.82	$27.43	$24.13	$24.26

Income/(loss) from investment operations:
Net investment loss	(0.11)	(0.04)	(0.10)	(0.08)	(0.14)
Net realized and unrealized gain/(loss) on investments	1.45	(3.57)	(2.51)	3.38	(0.01)

Total from investment operations	1.34	(3.61)	(2.61)	3.30	(0.15)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.02

Net asset value, end of period	$22.55	$21.21	$24.82	$27.43	$24.13

Total return(d)	6.32%	(14.54)%	(9.52)%	13.68%	(0.58	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,116	$2,452	$3,792	$12,011	$10,779
Ratio of operating expenses to average net assets	2.09%	2.02%	1.75%	1.78%	1.58%
Ratio of net investment loss to average net assets	(0.44)%	(0.16)%	(0.37)%	(0.30)%	(0.56)%
Portfolio turnover rate	89%	36%	17%	30%	47%
Ratio of operating expenses to average net assets without expense reimbursements	2.09%	2.02%	1.75%	1.78%	1.58%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 31, 1996 and February 14, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.66)% for Class Y Shares and (0.88)% for Class A Shares.

See Notes to Financial Statements.

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$20.58	$24.14	$26.75	$23.59	$23.78

(0.16)	(0.09)	(0.14)	(0.14)	(0.20)

1.40	(3.47)	(2.47)	3.30	(0.01)

1.24	(3.56)	(2.61)	3.16	(0.21)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.02

$21.82	$20.58	$24.14	$26.75	$23.59

6.03%	(14.75)%	(9.76)%	13.40%	(0.80	)%(e)

$29,754	$33,986	$44,281	$64,488	$71,711

2.35%	2.28%	1.99%	2.03%	1.83%

(0.69)%	(0.41)%	(0.53)%	(0.55)%	(0.81)%
89%	36%	17%	30%	47%

2.35%	2.28%	1.99%	2.03%	1.83%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$18.74	$22.16	$24.74	$21.98	$22.32

Income/(loss) from investment operations:
Net investment loss	(0.30)	(0.23)	(0.31)	(0.31)	(0.37)
Net realized and unrealized gain/(loss) on investments	1.29	(3.19)	(2.27)	3.07	0.01

Total from investment operations	0.99	(3.42)	(2.58)	2.76	(0.36)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.02

Net asset value, end of period	$19.73	$18.74	$22.16	$24.74	$21.98

Total return(d)	5.28%	(15.43)%	(10.43)%	12.56%	(1.52	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,950	$6,288	$13,425	$19,155	$43,131
Ratio of operating expenses to average net assets	3.11%	3.03%	2.74%	2.77%	2.58%
Ratio of net investment loss to average net assets	(1.43)%	(1.16)%	(1.28)%	(1.31)%	(1.58)%
Portfolio turnover rate	89%	36%	17%	30%	47%
Ratio of operating expenses to average net assets without expense reimbursements	3.11%	3.03%	2.74%	2.77%	2.58%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on January 31, 1997 and January 13, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.61)% for Class B Share and (1.61)% for Class C Shares.

See Notes to Financial Statements.

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$18.73	$22.14	$24.71	$21.96	$22.30

(0.30)	(0.23)	(0.31)	(0.31)	(0.36)

1.28	(3.18)	(2.26)	3.06	0.00	(c)

0.98	(3.41)	(2.57)	2.75	(0.36)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.02

$19.71	$18.73	$22.14	$24.71	$21.96

5.23%	(15.40)%	(10.40)%	12.52%	(1.52	)%(e)

$10,209	$11,528	$16,709	$24,170	$30,948

3.10%	3.03%	2.74%	2.77%	2.58%

(1.44)%	(1.16)%	(1.28)%	(1.30)%	(1.57)%
89%	36%	17%	30%	47%

3.10%	3.03%	2.74%	2.77%	2.58%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$20.55	$24.11	$26.71	$23.55	$23.75

Income/(loss) from investment operations:
Net investment loss	(0.15)	(0.09)	(0.14)	(0.14)	(0.20)
Net realized and unrealized gain/(loss) on investments	1.39	(3.47)	(2.46)	3.30	(0.02)

Total from investment operations	1.24	(3.56)	(2.60)	3.16	(0.22)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.02

Net asset value, end of period	$21.79	$20.55	$24.11	$26.71	$23.55

Total return(d)	6.03%	(14.77)%	(9.73)%	13.42%	(0.84	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$51	$74	$86	$96	$85
Ratio of operating expenses to average net assets	2.36%	2.28%	1.98%	2.03%	1.84%
Ratio of net investment loss to average net assets	(0.66)%	(0.41)%	(0.53)%	(0.54)%	(0.82)%
Portfolio turnover rate	89%	36%	17%	30%	47%
Ratio of operating expenses to average net assets without expense reimbursements	2.36%	2.28%	1.98%	2.03%	1.84%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on April 1, 1997 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.93)% for Class K Shares and (1.14)% for Class R Shares.

See Notes to Financial Statements.

R Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$20.32	$23.90	$26.55	$23.48	$23.73

(0.21)	(0.14)	(0.20)	(0.20)	(0.26)

1.38	(3.44)	(2.45)	3.27	(0.01)

1.17	(3.58)	(2.65)	3.07	(0.27)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.02

$21.49	$20.32	$23.90	$26.55	$23.48

5.76%	(14.98)%	(9.98)%	13.07%	(1.05	)%(e)

$52	$44	$25	$15	$6

2.60%	2.53%	2.24%	2.30%	2.09%

(0.94)%	(0.69)%	(0.79)%	(0.79)%	(1.07)%
89%	36%	17%	30%	47%

2.60%	2.53%	2.24%	2.30%	2.09%

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the “Fund”), the only series of MST II. Financial statements for the other Munder Funds are presented in separate reports.

MST II is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$47,243,836
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$47,243,836

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and sub-industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

During the year ended June 30, 2010, for its advisory services, Munder Capital Management (the “Advisor”) was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the first $100 million of its average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million. During the year ended June 30, 2010, the Fund paid an annual effective rate of 1.00% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $92,235 before payment of sub-administration fees and $59,208 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1675% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $48,029,540 and $56,768,068, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,296,792, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,518,200 and net depreciation for Federal income tax purposes was $221,408. At June 30, 2010, aggregate cost for Federal income tax purposes was $47,465,244.

6.	Investment Concentration

The Fund primarily invests in equity securities of U.S. and, to a lesser extent, foreign companies providing health care, medical services and medical products worldwide. By concentrating its investments, the Fund is subject to higher market risk and price volatility than funds with more broadly diversified investments. The value of stocks of health care and health care-related companies is particularly vulnerable to rapid changes in technology product cycles, government regulations and cost containment measures. In addition, adverse economic, business or political developments affecting the health care sector could have a major effect on the value of the Fund’s investments. As of June 30, 2010, more than 25% of the Fund’s net assets were invested in issuers in the pharmaceuticals industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

7.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $816.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from net operating losses and from expired carryforward losses that were acquired in the reorganization with the Munder Bio(Tech)2 Fund that occurred on May 9, 2003 were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated
Investment Income	Gain/(Loss)	Paid-In Capital

$471,712	$693,235	$(1,164,947)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Unrealized
Carryover	Depreciation	Total

$(128,092,674)	$(221,408)	$(128,314,082)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $128,092,674 of unused capital losses of which $83,018,757, $43,677,203, $517,453 and $879,261 expire in 2011, 2012, 2017 and 2018, respectively.

The Fund had expired capital loss carryforward during the year ended June 30, 2010 in the amount of $693,235.

10.	Subsequent Events

On May 18, 2010, the Board of Trustees approved a change in the structure of the fee paid to the Advisor for its advisory services. Effective July 1, 2010, the Advisor is entitled to receive from the Fund a fee, computed and payable daily, at an annual rate of 0.80% on the first $250 million of its average daily net assets; and 0.75% on average daily net assets in excess of $250 million. On August 17, 2010, the Board of Trustees approved the reorganization of the Fund with and into the Munder Growth Opportunities Fund, a separate series of MST, subject to approval by shareholders. Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2010, the Fund designated approximately $891,581 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

(A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

a reduction of its advisory fees), including through a reduction in the contractual fee for the Fund (as well as certain of breakpoints in the contractual fee) effective July 1, 2010;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement, provided that there was a reduction in the contractual fee for the Fund effective July 1, 2010.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-, three- and five-year periods and exceeded the performance of its benchmark for the ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Lipper peer group for the one-, three- and five-year periods and exceeded the median performance of the Fund’s Lipper peer group for the ten-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to the Healthcare Fund in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board was advised that as of December 31, 2009 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially the same as those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Healthcare Fund and
Board of Trustees of Munder Series Trust II:

We have audited the accompanying statement of assets and liabilities of Munder Healthcare Fund (one of the portfolios comprising Munder Series Trust II) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Healthcare Fund of Munder Series Trust II at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer,
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNHC610

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta, Jr., David J. Brophy and Arthur T. Porter is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2010, the registrant had one series, the Munder Healthcare Fund. Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2010 and June 30, 2009 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Munder Healthcare Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2010 and June 30, 2009 were $17,442 and $14,846, respectively.
(b) Audit-Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2010 and June 30, 2009 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2010 and June 30, 2009 were $6,380 and $6,380, respectively.
During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the last two fiscal years ended June 30, 2010 and June 30, 2009, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $257 and $250, respectively for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.
During the fiscal years ended June 30, 2010 and June 30, 2009, E&Y billed the registrant’s investment adviser $157,400 and $152,830, respectively, for professional services associated with the preparation of a SAS 70 report relating to the investment adviser’s controls in operations. During the year ended June 30, 2010, E&Y also billed the registrant’s investment adviser $6,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder Technology Fund, a series of Munder Series Trust, with and into the Munder Growth Opportunities Fund, a separate series of Munder Series Trust. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2010 and June 30, 2009.
During the fiscal years ended June 30, 2010 and 2009, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
(2) Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of

Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2010 were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2010 and June 30, 2009 other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser for the fiscal years ended June 30, 2010 and June 30, 2009 were $347,061 and $362,252, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant, for the fiscal years ended June 30, 2010 and June 30, 2009 were $0 and $0, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a) A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James V. Fitzgerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Fitzgerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST II

By:	/s/ James V. Fitzgerald James V. Fitzgerald
President and Principal Executive Officer

Date:	August 27, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. Fitzgerald James V. Fitzgerald
President and Principal Executive Officer

Date:	August 27, 2010

By:	/s/ Peter K. Hoglund

Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	August 27, 2010